UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 Amendment No. 1

                                 CURRENT REPORT

                Pursuant to Section 13 OR 15(d) of the Securities
                              Exchange Act of 1934

              Date of Report (Date of the earliest event reported)
                                October 26, 2004
                                ----------------

                            CompX International Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

     Delaware                        1-13905                   57-0981653
-------------------             ------------------          -----------------
 (State or other                   (Commission               (IRS Employer
  jurisdiction of                  File Number)              Identification
  incorporation)                                                 No.)

  5430 LBJ Freeway, Suite 1700, Dallas, Texas              75240-2697
----------------------------------------------            ------------
  (Address of principal executive offices)                 (Zip Code)

               Registrant's telephone number, including area code
                                 (972) 233-1700
                                 --------------


                   (Former name or former address, if changed
                              since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[   ]   Written communications pursuant to Rule 425 under the Securities
        Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange
        Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

         The  registrant  hereby amends this current report to report under Item
2.02 and make related changes to the text under such item.

Item 2.02           Results of Operations and Financial Condition.
Item 7.01           Regulation FD Disclosure.

         Pursuant to Item 7.01 of this current report, the registrant hereby furnishes the information set forth in its press release issued on October 26, 2004, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

         Pursuant to Items 2.02 and 7.01 of this current report, the registrant hereby furnishes the information set forth in its press release issued on October 26, 2004, a copy of which is attached hereto as Exhibit 99.2 and incorporated herein by reference.

         The information, including the exhibit, the registrant furnishes in this report is not deemed "filed" for purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

Item 9.01       Financial Statements and Exhibits.

                (c) Exhibits.

                 Item No.       Exhibit Index
                 ----------     ----------------------------------------
                 99.1           Press Release dated October 26, 2004 issued by
                                the registrant.

                 99.2 Press Release dated October 26, 2004 issued by the registrant.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   COMPX INTERNATIONAL INC.
                                                   (Registrant)




                                                   By:    /s/ A. Andrew R. Louis
                                                          ----------------------
                                                          A. Andrew R. Louis
                                                          Secretary




Date:  November 9, 2004

                                INDEX TO EXHIBITS


Exhibit No.     Description
-----------     --------------------------------------------------

99.1            Press Release dated October 26, 2004 issued by the registrant.

99.2            Press Release dated October 26, 2004 issued by the registrant.